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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 14, 2002

ACT Teleconferencing, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1658 Cole Boulevard, Suite 130, Golden, Colorado		80401
(Address of principal executive offices)		(Zip Code)

(303) 235-9000
(Registrant's telephone number)

Item 5. Regulation FD Disclosure

        Pursuant to Regulation FD, ACT Teleconferencing is filing this 8-K. Attached is a press release dated November 14, 2002 regarding our third quarter 2002 results.

Item 7. Exhibits

        The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc. (Registrant)
Date: November 14, 2002	By:	/s/ GAVIN THOMSON Gavin Thomson Chief Financial Officer

Exhibit Index

No.	Description
(All exhibits are filed electronically)
99.1	Press release dated November 14, 2002.

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  Item 5. Regulation FD Disclosure
  Item 7. Exhibits
SIGNATURES
Exhibit Index